UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 2011

       Portlogic Systems Inc.

(Exact name of registrant as specified in its charter)

Nevada

333-151434

20-2000407

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

100 King St. W., Suite 5700, Toronto, Ontario, Canada

M5X 1K7

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code  (702) 666-8868

________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

a) Dismissal of Registrant’s Certifying Accountant

On December 30, 2010, the Audit Committee of the Board of Directors of Portlogic Systems Inc. (the “Company”) dismissed MSCM LLP (“MSCM”) as its independent registered public accounting firm.

During the Company’s two most recent fiscal years and subsequent interim period through the date of this Report, there were no disagreements with MSCM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MSCM, would have caused MSCM to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.

MSCM did not provide an adverse opinion or disclaimer of opinion on the Company’s consolidated financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of MSCM on the Company’s consolidated financial statements for each of the past two fiscal years indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this Report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the "SEC").

The Company provided MSCM with a copy of the disclosures in this Form 8-K and requested that MSCM furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements made by the Company. A copy of such letter, dated March 29, 2011, is filed as Exhibit 16.1 to this Form 8-K.

b) New Independent Accountants

On December 31, 2010, the Audit Committee of the Board of Directors of the Company approved the engagement of George Stewart, CPA (“Stewart”) as its independent accountants for the fiscal year ending May 31, 2011 effective immediately.

During the two most recent fiscal years and the subsequent interim period through the date of the engagement, neither the Company nor anyone acting on its behalf consulted with Stewart regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements or (iii) any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to engaging Stewart, Stewart did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to continue the appointment of Stewart as the Company’s new independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

16.1

Letter from MSCM LLP dated March 29, 2011 pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Portlogic Systems Inc.

(Registrant)

Date: March 29, 2011

/s/ Jueane Thiessen

(Signature)

Name:

Jueane Thiessen

Title:

Chief Financial Officer